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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):  April 30, 1997


                         MATERIAL SCIENCES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                       1-8803                 95-2673173
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation)                                               Identification No.)


2200 East Pratt Boulevard                                           60007
Elk Grove Village, Illinois                                  -------------------
---------------------------                                      (Zip Code)
(Address of principal executive
offices)



Registrant's telephone number, including area code:       (847) 439-8270
                                                       ---------------------
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Item 5.  Other Events.

     On April 30, 1997, the Registrant issued the press releases attached as Exhibits 99.1 and 99.2 hereto, the text of which is incorporated by reference under this Item 5.


Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c)  Exhibits.

     See the exhibits listed in the Index to Exhibits.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MATERIAL SCIENCES CORPORATION



Dated: May 5, 1997                 By:  /s/ James J. Waclawik, Sr.
                                        --------------------------------------
                                        James J. Waclawik, Sr.
                                        Vice President, Chief Financial Officer
                                        and Secretary

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                               Index to Exhibits
                               -----------------


Exhibit No.     Description of Document
-----------     -----------------------

99.1            Press release of the Registrant
                issued on April 30, 1997.

99.2            Press release of the Registrant
                issued on April 30, 1997.

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